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                                                                   EXHIBIT 10.17

                                                               EXECUTION VERSION


                               EIGHTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

      THIS EIGHTH AMENDMENT (this "Amendment") dated as of April 30, 2003 is entered into among SEQUA RECEIVABLES CORP., a New York corporation (the "Seller"), SEQUA CORPORATION, a Delaware corporation (the "Servicer"), LIBERTY STREET FUNDING CORP., a Delaware corporation (the "Issuer"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency ("BNS"), as administrator (in such capacity, together with its successors and assigns in such capacity, the "Administrator").

                                 R E C I T A L S

         1. The Seller, the Servicer, the Issuer and the Administrator are parties to that certain Receivables Purchase Agreement dated as of November 13, 1998, as amended by the First Amendment, dated as of May 28, 1999, by the Second Amendment, dated as of July 12, 1999, by the Third Amendment, dated as of May 15, 2000, by the Fourth Amendment, dated as of November 8, 2000, by the Fifth Amendment, dated as of August 20, 2001, by the Sixth Amendment, dated as of November 9, 2001 and by the Seventh Amendment, dated as of August 15, 2002 (the "Agreement").

         2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

         2. Amendments to Agreement. The Agreement is hereby amended as follows:


            2.1 Purchase Limit. The definition of "Purchase Limit" in Exhibit I to the Agreement is amended and restated in its entirety to read as follows:

            "Purchase Limit" means $100,000,000, as such amount may be reduced pursuant to Section 1.1(b) of the Agreement. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Capital."
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            2.2 Receivable. The definition of "Receivable" in Exhibit I to the
Agreement is amended and restated in its entirety to read as follows:

            ""Receivable" means any indebtedness and other obligations owed to the Seller as assignee of any Originator or any Originator by, or any right of the Seller or any Originator to payment from or on behalf of, an Obligor whether constituting an account, chattel paper, instrument or general intangible arising in connection with the sale of goods or the rendering of services by such Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto; provided, however, Receivable shall not include any Receivable the Obligor of which is either (i) National Steel Corporation, a Delaware corporation, or any Affiliate or Subsidiary thereof, (ii) UAL Corporation, a Delaware corporation, or any Affiliate or Subsidiary thereof or (iii) AMR Corporation, a Delaware corporation, or any Affiliate or Subsidiary thereof.".

      3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator and the Issuer as follows:

                  (a) Representations and Warranties. The representations and warranties of such Person contained in Exhibit III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

                  (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

                  (c) Termination Event. No Termination Event or Unmatured
            Termination Event. has occurred and is continuing

      4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

                  (b) such other documents and instruments as the Administrator may reasonably request.
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      5. Effect of Amendment. Except as expressly amended and modified by this
Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement," "this Agreement," "hereof," "herein" or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

      6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to conflict of laws principles.

      8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.

                         [signature pages on next page]
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      IN WITNESS WHEREOF, the parties have executed the Amendment as of the date first above written.



                                                   SEQUA RECEIVABLES CORP.



                                                   By: /s/ James P. Langelotti
                                                      __________________________
                                                   Name: James P. Langelotti
                                                   Title: Assistant Treasurer




                                                   SEQUA CORPORATION

                                                   By: /s/ Kenneth A. Drucker
                                                      __________________________
                                                   Name: Kenneth A. Drucker
                                                   Title: Vice President &
                                                          Treasurer
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                                    LIBERTY STREET FUNDING CORP.



                                    By: /s/ Andrew L. Stidd
                                       __________________________________
                                    Name: Andrew L. Stidd
                                    Title: President




                                    THE BANK OF NOVA SCOTIA,
                                    as Administrator

                                    By: /s/ J. Alan Edwards
                                       __________________________________
                                    Name: J. Alan Edwards
                                    Title: Managing Director




PURCHASERS:

                                    Consented and Agreed:

                                    THE BANK OF NOVA SCOTIA,
                                    as a Purchaser under the Liquidity Agreement



                                    By: /s/ J. Alan Edwards
                                       __________________________________
                                    Name: J. Alan Edwards
                                    Title: Managing Director